EXHIBIT 10.29

THE NEW YORK TIMES COMPANIES
SUPPLEMENTAL RETIREMENT AND INVESTMENT PLAN

AMENDMENT NO. 3
THIS INSTRUMENT made as of the 14th day of November 2013, by the ERISA Management Committee (the “Committee”) of The New York Times Company (the “Company”).
W I T N E S S E T H
WHEREAS, the Company maintains The New York Times Companies Supplemental Retirement and Investment Plan, as amended from time to time (the “Plan”) for the benefit of its eligible employees, and
WHEREAS, pursuant to Section 12.01 of the Plan, the Committee has the authority to amend the Plan; and
WHEREAS, the Committee desires to amend the Plan effective January 1, 2014, to replace the stock match with a payroll based cash match, to increase the Safe Harbor Matching Contribution to 100% of the first 6% of Earnings contributed by the Participant as Before-Tax Contributions, After-Tax Contributions, Catch-up Contributions, and/or Roth Contributions, to change the definition of Earnings, to eliminate the 3% Employer Basic Contribution and to add a discretionary Profit Sharing Contribution.
NOW, THEREFORE, the Plan is hereby amended effective as of January 1, 2014, as follows:
1.Section 1.01 of the Plan is hereby amended by deleting the phrase “Account and Employer Basic Account ” and by adding the phrase “Account, Employer Basic Account and Profit Sharing Account”.
2.The definition of Earnings in Section 1.19 of the Plan is hereby amended by adding the following new paragraph after the first two paragraphs in Section 1.19:

“Notwithstanding the preceding paragraphs, effective January 1, 2014, “Earnings” means the sum of the wages, tips, and other compensation from the Employer subject to federal income tax withholding (as described in Section 6051 of the Code) and amounts which the Employer contributes to a plan on behalf of an Employee pursuant to a salary reduction agreement which are not includible in the Employee’s gross income under Section 125, 132(f)(4), 402(g)(3), 403(b), or 457(b) of the Code but are required to be reported by the Employer on Form W-2 under Sections 6041 and 6051 of the Code.”
3.Section 1.24 of the Plan is hereby deleted in its entirety and in its place is substituted the following:
“1.24    “Employer Basic Account” means the Account to which is credited the Employer Basic Contributions made on a Participant’s behalf attributable to Plan Years beginning from January 1, 2009 through December 31, 2013 and any earnings or losses on those contributions.”
4.Section 1.25 of the Plan is hereby deleted in its entirety and in its place is substituted the following:
“1.25    “Employer Basic Contributions” means the contributions made by an Employer on behalf of a Participant attributable to Plan Years from January 1, 2009 through December 31, 2013.”
5.New definitions are added to Article 1 of the Plan as Section 1.44 and 1.45 and the existing Sections 1.44 through 1.54 are re-numbered as Sections 1.46 through 1.56. Sections 1.44 and 1.45 shall read as follows:
“1.28    “Profit Sharing Account” means the Account to which is credited the discretionary Profit Sharing Contributions made on a Participant’s behalf pursuant to Section 3.02 of the Plan and any earnings or losses on those contributions.”
“1.29    “Profit Sharing Contributions” means the discretionary contributions made by an Employer on behalf of a Participant pursuant to Section 3.02 of the Plan.
6.The first sentence Section 1.54 (renumbered Section 1.56) of the Plan is hereby amended by replacing the phrase “Employer Matching Account and Employer Basic Account” with the phrase “Employer Matching Account, Employer Basic Account and Profit Sharing Account”.

7.Section 2.01(c) of the Plan is hereby amended by adding the following to the end thereof:
“Notwithstanding the foregoing, effective for Plan Years beginning on or after January 1, 2014, no Employees will no eligible to receive the Employer Basic Contributions.”
8.Section 2.01(d) of the Plan is hereby amended by replacing the phrase “Safe Harbor Matching Contribution and Employer Basic Contribution, if applicable” with the phrase “Safe Harbor Matching Contribution and Profit Sharing Contribution, if applicable.”
9.Section 2.01 of the Plan is hereby amended by adding the following new subsection (d) and renumbering the existing subsection (d) as subsection (e):
“(d)    With respect to the Profit Sharing Contribution, only Employees who have completed one year of Eligibility Service shall be eligible to receive the discretionary Profit Sharing Contribution for Plan Years commencing after December 31, 2013. For purposes of the Profit Sharing Contribution, following completion of one year of Eligibility Service, an Employee shall become a Participant in the Plan as of the first day of the month coincident with or next following his or her completion of one year of Eligibility Service.”
10.The first sentence Section 2.05 of the Plan is hereby amended by replacing the phrase “Safe Harbor Matching Contributions or Employer Basic Contributions” with the phrase “Safe Harbor Matching Contributions, Employer Basic Contributions and Profit Sharing Contributions”.
11.The first sentence Section 2.06 of the Plan is hereby amended by replacing the phrase “Safe Harbor Matching Contributions or Employer Basic Contributions” with the phrase “Safe Harbor Matching Contributions, Employer Basic Contributions and Profit Sharing Contributions”.
12.The first sentence Section 2.07 of the Plan is hereby amended by replacing the phrase “Safe Harbor Matching Contributions or Employer Basic Contributions” with the phrase “Safe Harbor Matching Contributions, Employer Basic Contributions and Profit Sharing Contributions”.

13.Section 3.02 of the Plan is hereby amended by renaming such section from “Employer Basic Contributions” to “Employer Contributions” and by redefining the existing Section 3.02 as Section 3.02(a).
14.Section 3.02(a) of the Plan is hereby amended by adding the following to the end thereof:
“Notwithstanding the foregoing, effective for Plan Years beginning on or after January 1, 2014, Employer Basic Contributions will no longer be made.”
15.Section 3.02 of the Plan is hereby further amended by adding the following new subsection (b) to the end thereof:
“3.02(b)    “Profit Sharing Contributions” An Employer shall within the time permitted by Section 404(a)(6) of the Code, contribute a discretionary Profit Sharing Contribution for each eligible Participant’s Earnings (taking into account only such Earnings as are paid after the date the Employee becomes a Participant) for those Participants who have satisfied the eligibility requirements of Section 2.01(c)]. Such amounts shall be allocated to the Profit Sharing Account of each Participant who is employed by the Employer on the last day of the Plan Year; provided, however, that any Participant who terminates employment prior to the last day of the Plan Year on account of death, disability or retirement, shall be entitled to the discretionary Profit Sharing Contribution if a contribution is allocated for the year during which his/her employment terminated.”
16.Section 3.03(b) of the Plan is hereby deleted in its entirety and in its place is substituted the following:
“3.03 (b)    The Employer will contribute to the Plan Year a Safe Harbor Matching Contribution for the Plan Year on behalf of each Eligible Employee equal to 100% of the amount of the Employee’s Before-Tax Contributions, After-Tax Contributions, Catch-up Contributions, and/or Roth Contributions up to 6% of the Employee’s Earnings for the Plan Year.”
17.Section 3.03(c) of the Plan is hereby deleted in its entirety and in its place is substituted the following:
“3.03(c)    The Safe Harbor Matching Contribution shall be made by the Employer in cash and allocated to the Participant’s Safe Harbor Matching Contribution Account on a pay period basis.”
18.Section 3.07(b)(i) of the Plan is hereby deleted in its entirety and in its place is substituted the following:

“(i)    the total of all Before-Tax Contributions, After-Tax Contributions, Employer Matching Contributions, Roth Contributions, Employer Basic Contributions, Safe Harbor Matching Contributions, Profit Sharing Contribution, and forfeitures;"
19.Section 4.01(d) of the Plan is hereby deleted in its entirety and in its place is substituted the following:
“(d)    Safe Harbor Matching Contributions made in Company Stock prior to January 1, 2014 shall be automatically invested in the Company Stock fund.”
20.The first sentence Section 4.02 of the Plan is hereby amended by replacing the phrase “Employer Basic Account, and Safe Harbor Matching Account” with the phrase Employer Basic Account, Safe Harbor Matching Account and Profit Sharing Account”. The third and fourth sentences of Section 4.02 of the Plan are hereby deleted in their entireties. The amended Section 4.02 shall read as follows:
“A Participant shall elect to invest all amounts in such Participant’s Before-Tax Account, Employer Matching Account, After-Tax Account, Rollover Account, Roth Account, Employer Basic Account, Safe Harbor Matching Account, and Profit Sharing Account in one or more of the Funds in increments of 1%. If the Participant does not make an election with respect to investment of such Participant’s Account, the Participant’s Account will be invested in the age-appropriate Target Retirement Fund appropriate for such Participant based on his or her age at such time. The portion of a Participant’s Account invested in the Company Stock fund shall not exceed 10%, which limitation shall be implemented in accordance with procedures established by the Plan Administrator.”
21.The first sentence Section 4.05 of the Plan is hereby amended by replacing the phrase “Employer Basic Account, and Safe Harbor Matching Account” with the phrase Employer Basic Account, Safe Harbor Matching Account and Profit Sharing Account”.
22.The last sentence of Section 4.05 is hereby amended by adding the phrase “prior to January 1, 2014” after the phrase “contributed in Company Stock”. The amended sentence shall read as follows:
“The Participant may transfer all or part of the Safe Harbor Matching Account contributed in Company Stock prior to January 1, 2014 in the same manner as cash contributions; provided, however, that the portion of a Participant’s Account invested in the Company Stock fund shall not exceed 10%, which limitation shall be implemented in accordance with procedures established by the Plan Administrator.”
23.Section 5.03 is hereby amended by adding a new subsection (g) to the end thereof. The new subsection (g) shall read as follows:
“(g)    The portion of an Profit Sharing Account that is invested in each Fund shall be credited on each Valuation Date with the number of units or shares, as applicable, determined by dividing the Profit Sharing Contributions made by the Employer to that Fund on behalf of the Participant since the previous Valuation Date, if applicable, by the unit or share value for that Fund as determined on that Valuation Date.”
24.Section 6.02 of the Plan is hereby amended by replacing the phrase “Employer Matching Account and Employer Basic Account” with the phrase “Employer Matching Account, Employer Basic Account and Profit Sharing Account” each of the four times it is noted in this Section.
25.Section 6.02 of the Plan is hereby further amended by replacing the phrase “Employer Matching and Basic Accounts” with the phrase “Employer Matching, Basic and Profit Sharing Accounts”.
26.Section 6.06(a) is hereby deleted in its entirety and in its place is substituted the following:
“(a)    Upon severance from employment of a Participant who was not fully vested in the Employer Matching Account, Employer Basic Account, and/or Profit Sharing Account, the non-vested percentage of such Employer Matching Account, Employer Basic Account, and/or Profit Sharing Account shall be forfeited as of the Valuation Date coincident with or next following the severance from employment, and shall be applied to reduce Employer contributions to the Plan.”
27.The first sentence Section 6.06(b) of the Plan is hereby amended by replacing the phrase “Employer Matching Account and Employer Basic Account” with the phrase “Employer Matching Account, Employer Basic Account and Profit Sharing Account” both times it is noted in such section.
28.The second sentence Section 12.04 of the Plan is hereby deleted in its entirety and in its place is substituted the following:

“In the case of the termination or partial termination of the Plan, or of the complete discontinuance of Employer Matching Contributions, prior to January 1, 2009, Employer Basic Contribution or Profit Sharing Contributions to the Plan, affected Participants shall be 100% vested in, and have a nonforfeitable right to, the total amount in all of their Accounts under the Plan as of the date of the termination or discontinuance.”
IN WITNESS WHEREOF, the ERISA Management Committee of The New York Times Company has caused this amendment to be executed by a duly authorized member as of November 14, 2013.

ERISA MANAGEMENT COMMITTEE
/s/ R. Anthony Benten
R. Anthony Benten
Chairman